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                                                                    EXHIBIT 10.2

                AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT, effective as of September 30, 2005 (this "AMENDMENT"), is entered into by and among DEJ 98 Finance, LLC, a Delaware limited liability company (the "SELLER"), Wolverine Finance, LLC, a Tennessee limited liability company, as initial servicer (the "SERVICER"), Wolverine Tube, Inc., a Delaware corporation, as performance guarantor (the "PERFORMANCE GUARANTOR" and, together with the Seller and the Servicer, the "SELLER PARTIES"), Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE"), and Wachovia Bank, National Association, individually (together with Blue Ridge, the "PURCHASERS"), and as agent for the Purchasers (together with its successors and assigns in such capacity, the "AGENT").

                             PRELIMINARY STATEMENT

          The Seller Parties, the Purchasers and the Agent are parties to that certain Receivables Purchase Agreement dated as of April 28, 2005, as heretofore amended (the "EXISTING AGREEMENT"). The parties wish to amend the Existing Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Existing Agreement.

     2. Amendments.

     2.1. Section 7.1(a)(i) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

          (i) Annual Reporting. (x) Within 90 days after the close of each of its respective fiscal years, audited, unqualified consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) of Performance Guarantor and its Subsidiaries for such fiscal year certified in a manner acceptable to the Agent by independent public accountants reasonably acceptable to the Agent, and (y) within 120 days after the close of each of its respective fiscal years, audited, financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) of Seller for such fiscal year, all certified by its chief financial officer.

     2.2. Section 9.1(u) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

          (u)(i) For the second fiscal quarter of 2005, Consolidated EBITDA for the Consolidated Parties shall be greater than or equal to $19,250,000, calculated on a rolling four quarter basis.

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          (ii) [Intentionally deleted].

          (iii) Commencing with the fiscal quarter of the Consolidated Parties ending closest to June 30, 2007, and for each fiscal quarter thereafter, Consolidated EBITDA for the Consolidated Parties shall be greater than or equal to $32,000,000, calculated on a rolling four quarter basis.

Without limiting the foregoing, the parties hereto confirm that the requirements previously contained in Section 9.1(u)(ii) of the Existing Agreement shall not be applicable for the Production Month of the Consolidated Parties ending closest to September 30, 2005.

          3. Representations.

     3.1. Each of the Seller Parties represents and warrants to the Purchasers and the Agent that it has duly authorized, executed and delivered this Amendment and that the Existing Agreement, as amended hereby, constitutes, a legal, valid and binding obligation of such Seller Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

     3.2. Each of the Seller Parties further represents and warrants to the Purchasers and the Agent that, after giving effect to this Amendment, each of its representations and warranties set forth in Section 5.1 of the Existing Agreement is true and correct as of the date hereof and that no Amortization Event or Unmatured Amortization Event exists as of the date hereof and is continuing.

     4. Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent of:

          (a) a counterpart hereof duly executed by each of the parties hereto,

          (b) a fully-earned and non-refundable amendment fee of $15,000 in immediately available funds; and

          (c) a copy of an amendment to the minimum Consolidated EBITDA covenant in the ABL Credit Agreement to make it consistent with the amendment set forth in Section 2.2 above, duly executed by the agent and lender(s) thereunder.

     5. Miscellaneous.

     5.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Existing Agreement and each of the other Transaction Documents to which it is a party. Without limiting the generality of the foregoing, the Performance Guarantor hereby specifically ratifies and confirms the Performance Undertaking and agrees that it remains unaltered and in full force and effect.

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     5.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

     5.3. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of any executed counterpart by facsimile or electronic mail with an attached image of such executed counterpart shall have the same force and effect as delivery of an originally executed counterpart.

                            {Signature pages follow}


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.


                                            DEJ 98 FINANCE, LLC


                                            By:     /s/  Thomas B. Sabol
                                                    ----------------------------
                                            Name:   Thomas B. Sabol
                                            Title:  Board Manager




                                            WOLVERINE FINANCE, LLC


                                            By:     /s/ Thomas B. Sabol
                                                    ----------------------------
                                            Name:   Thomas B. Sabol
                                            Title:  Vice Manager & Treasurer




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                                            WOLVERINE TUBE, INC.


                                            By:     /s/ Thomas B. Sabol
                                                    ----------------------------
                                            Name:   Thomas B. Sabol
                                            Title:  SR. V.P., CFO & Secretary




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                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            individually and as Agent


                                            By:   /s/ Eero H. Maki
                                                  Name:   Eero H. Maki
                                                  Title:  Director




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                                            BLUE RIDGE ASSET FUNDING CORPORATION


                                            BY: WACHOVIA CAPITAL MARKETS, LLC,
                                            ITS ATTORNEY-IN-FACT


                                            By: :  /s/ Douglas R. Wilson, Sr.
                                                   Name:  Douglas R. Wilson, Sr.
                                                   Title: Vice President





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